Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)           Corporate Profile

At September 30, 2004

•                       $12 billion financial holding company headquartered in Minnesota is the 51st largest1 bank in the U.S. based on asset size and 40th largest1 based on market cap

•                       419 bank branches, 246 branches opened since January 1, 1998 - 27th largest2 branch network in the country.  Fourth largest2 bank branch growth (1999 to 2003)

•                       1,171 TCF EXPRESS TELLER® ATMs, 685 off-site

•                       One of the largest Visa® Classic debit card issuers

•                       Annualized return to investor3: 1 year 29.8%, 3 years 12.5%, 5 years 19.3%, 10 years 22.9%

•                       During the third quarter of 2004, TCF announced and  completed a two-for-one stock split of its common stock in the form of a 100 percent stock dividend.  As a result of the two-for-one stock split, all prior period share and per share data have been restated.

•                       ROA 2.06%;  ROE 25.96%;  ROTE 4 32.03%

•                       1.5 million checking accounts

1                    Source: Citigate Financial Intelligence; June 30, 2004

2                    Source: American Banker; January 15, 2004

3                    Source: SIT Investment Associates, Inc.

4                    Excludes the impact of intangible amortization expense (See reconciliation slide in the appendix).

2.)           Corporate Profile

At September 30, 2004

•                       Bank branches located in six states: Minnesota, Illinois, Michigan, Wisconsin, Colorado and Indiana.

	At 9/30/04	At 1/1/98
Traditional	175	156
Supermarket	244	61
Total	419	217

Minnesota	101	75
Illinois	194	47
Michigan	58	60
Wisconsin	34	28
Colorado	26	7
Indiana	6	—
Total	419	217

3.)           What Makes TCF Different

•                       Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services [open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, debit cards, phone banking, TCF Totally Free OnlineSM banking (724,000 Internet banking accounts), etc.]

•                       De Novo Expansion

TCF is increasing its market share through de novo expansion:

•                       Opening new branches

•                       Starting new businesses

•                       Offering new products and services

4.)           What Makes TCF Different

•                       Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•                       Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•                       Stock Buy-Back

TCF has purchased 52.7 million shares since 1/1/98 at an average cost of $17.19 per share.

5.)           Share Repurchase Program

	1998	1999	2000	2001	2002	2003	9/04
	(000s)

Shares Purchased	15,099	8,183	6,488	7,340	6,217	6,919	2,415

Shares outstanding:	171,138	163,888	160,578	153,864	147,712	140,952	138,764

Average purchase price:	$13.97	$12.97	$11.38	$20.17	$23.81	$21.73	$28.12

6.)           Share Repurchase Program

•                       Repurchased 908,000 shares of common stock during the 2004 third quarter at an average cost of $29.74 per share

•                       Since 1/1/98,

•                       TCF repurchased 52.7 million shares at an average cost of $17.19 per share

•                       $905.2 million investment

•                       $1.6 billion value at 9/30/04

•                       At 9/30/04, 5 million shares remain available to purchase under board authorization

•                       Returned 93% of net income to shareholders thru dividends and share buy backs over the last 3 years

7.)           Consumer Home Equity Lending +23%*

Loan-to-value	12/00	12/01	12/02	12/03	9/04
	($ millions)

80% or less	$971.7	$1,178.8	$1,488.5	$1,816.7	$2,068.1
Over 80 to 90%	$648.2	$802.1	$1,028.2	$1,370.5	$1,656.9
Over 90 to 100%	$486.5	$396.3	$385.0	$361.4	$424.0
Over 100%	$45.6	$66.6	$53.9	$39.5	$35.5

Total	$2,152	$2,444	$2,956	$3,588	$4,185

Portion of loans >90% of property value is $35.5 million

*                 Twelve-month growth rate

8.)           Consumer Home Equity Loans

At September 30, 2004

•                       67% loans, 33% lines of credit

•                       63% variable rate (prime based) and 37% fixed rate

•                       66% are 1st mortgages, 34% are 2nd mortgages

•                       Average home value of $193,125

•                       Yield 6.04%

•                       Over-30-day delinquency rate .36%

•                       Net charge-offs: 2004= .10% (annualized), 2003= .11%

•                       Average loan-to-value 73%

•                       Average FICO score 715

9.)           Commercial Lending +9%*

	12/00	12/01	12/02	12/03	9/04
	($ millions)

Commercial Real Estate	$1,371.9	$1,622.5	$1,835.8	$1,916.7	$2,031.0
Commercial Business	$410.4	$422.4	$440.1	$427.7	$444.6

Total	$1,782	$2,045	$2,276	$2,344	$2,476

*                 Twelve-month growth rate

10.)         Commercial Loans

At September 30, 2004

•                       Commercial real estate

•                       24% apartment loans

•                       22% office building loans

•                       7% hotel loans

•                       Commercial business - $445 million

•                       Yield 5.28%

•                       Over-30-day delinquency rate .13%

•                       Net charge-offs: 2004 = .03% (annualized), 2003 = .09%

•                       Approximately 98% of all commercial loans secured

•                       CRE location mix: 91% Midwest, 9% Other

11.)         Leasing and Equipment Finance +16%*

	12/00	12/01	12/02	12/03	9/04
	($ millions)

Leasing and Equipment Finance	$856	$957	$1,039	$1,160	$1,328

*                 Twelve-month growth rate

12.)         Leasing and Equipment Finance

At September 30, 2004

•                       Equipment type

•                       31% manufacturing and construction

•                       17% technology and data processing

•                       17% specialty vehicle

•                       11% medical

•                       24% other

•                       Yield 6.92%

•                       Uninstalled backlog of $206.6 million; up $51.4 million from year-end 2003

•                       Over-30-day delinquency rate .54%

•                       Net charge-offs: 2004= .34% (annualized), 2003= .69%

•                       $18.8 million leveraged lease with Delta Airlines

•                       Acquired VGM Leasing, Inc., specializing in home medical equipment financing in March 2004

13.)         Credit Quality

14.)         Allowance for Loan & Lease Losses

	12/00		12/01		12/02		12/03		9/04
	($ millions)

Allowance for Loan & Lease Losses	$66.7		$75.0		$77.0		$76.6		$79.0
Net Charge-offs (NCO)	$3.9		$12.5		$20.0		$12.9		$6.3

As a % of Loans & Leases:
Allowance	.78%		.91%		.95%		.92%		.87%
NCO	.05%		.15%		.25%		.16%		.10	%*
Coverage Ratio	17.3	X	6.0	X	3.8	X	5.9	X	9.4	X*

*                 Annualized

15.)         Delinquencies (over 30-day)*

	12/00	12/01	12/02	12/03	9/04
	($ millions)

Delinquencies	$58.9	$46.8	$46.3	$38.7	$35.3

Delinquencies (percent)	.69%	.57%	.57%	.47%	.39%

*                 Excludes non-accrual loans and leases

16.)         Non-Performing Assets

	12/00	12/01	12/02	12/03	9/04
	($ millions)

Non-Accrual Loans and Leases	$35.2	$52.0	$43.6	$35.4	$46.8
Real Estate Owned	$10.9	$14.6	$26.6	$33.5	$22.7
Total	$46.1	$66.6	$70.2	$68.9	$69.5

Reserves/NAs:	189%	144%	176%	216%	169%
NPAs/Assets:	.41%	.59%	.58%	.61%	.58%

17.)         Credit Quality

At September 30, 2004

•                       In 2003, TCF ranked the 6th best* bank in the U.S. in net charge-offs to average loans and leases .16%

•                       For the four years, 2000 - 2003, net charge-offs to average loans and leases were .15%; TCF ranked as the 4th best* bank in the U.S.

•                       Non-performing assets to net loans and leases .77%

•                       Over-30-day delinquency rate .39%

•                       Allowance as a multiple of annualized net charge-offs (coverage ratio), 9.4X

•                       Income before income taxes and provision for loan losses as a multiple of net charge-offs, 46.1X

*                 Source: Citigate Financial Intelligence (fifty largest banks)

18.)         Checking Accounts +7%*

	12/00	12/01	12/02	12/03	9/04
	(000s)

Supermarket Branches	414	496	549	608	646
Traditional Branches	717	753	789	836	881

Total	1,131	1,249	1,338	1,444	1,527

*                 Twelve-month growth rate

19.)         Fee Revenue Per Retail Checking Account

	2000	2001	2002	2003	9/04*
	(In Dollars)

Fee Revenue per Retail Checking Account	$190	$209	$218	$223	$230

*                 Trailing twelve months

20.)         Retail Checking Deposits +15%*

	12/00	12/01	12/02	12/03	9/04
	($ millions)

Supermarket Branches	$475	$591	$695	$829	$927
Traditional Branches	$1,535	$1,715	$1,903	$2,146	$2,435

Total	$2,010	$2,306	$2,598	$2,975	$3,362

Average Rate:	.20%	.07%	.04%	.03%	.14%

*                 Twelve-month growth rate

21.)         Retail Savings and Money Market Deposits

	12/00	12/01	12/02	12/03	9/04
	($ millions)

Money Market	$794.2	$879.9	$791.3	$745.8	$635.6
Savings	$964.3	$1,113.4	$1,794.6	$1,771.1	$1,793.3

Total	$1,758	$1,993	$2,586	$2,517	$2,429

Average Rate:	2.29%	.81%	.78%	.41%	.43%

22.)         Banking Fees and Other Revenue1 +9%*

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$56.9	$65.6	$71.8	$81.6	$86.6
Second Quarter	$65.1	$74.7	$84.1	$92.6	$103.7
Third Quarter	$67.5	$75.1	$87.4	$93.8	$102.2
Fourth Quarter	$67.1	$77.6	$91.1	$90.0	$—

Total	$257	$293	$334	$358	$293

1                    Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance commissions.

*                 YTD growth rate (‘04 vs. ‘03)

23.)         New Branches

24.)         Total New Branches1

	Supermarket	Traditional	Total	Percent of Total
		(#)

12/98	99	6	105	33.8
12/99	133	7	140	41.4
12/00	153	10	163	46.3
12/01	174	16	190	50.7
12/02	184	28	212	53.7
12/03	186	42	228	56.9
9/04	193	53	246	58.7
2004 Forecast	197	63	260	60.0
2005 Plan	204	87	291	62.7

1                    Branches opened since January 1, 1998

25.)         Retail Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	Net Income* ($ 000s)

Supermarket Branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional Branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

Capital Expenditure: $209,000 Supermarket branch, $3 million Traditional branch

*          Excludes consumer lending

26.)         New Branch1 Total Deposits +20%*

	12/98	12/99	12/00	12/01	12/02	12/03	9/04
	($ millions)

Deposits	$190	$344	$594	$744	$1,088	$1,225	$1,416

1                         Branches opened since January 1, 1998

*                      Twelve-month growth rate

27.)         New Branch1 Total Checking Accounts +19%*

	12/98	12/99	12/00	12/01	12/02	12/03	9/04
	(000s)

Checking Accounts	101	192	253	343	411	455	562

1                    Branches opened since January 1, 1998

*                 Twelve -month growth rate

28.)         New Branch1 Banking Fees & Other Revenue2 +23%*

	1998	1999	2000	2001	2002	2003	9/04
	($ millions)

First Quarter	$.8	$6.9	$11.8	$17.8	$21.8	$27.0	$32.2
Second Quarter	$3.2	$9.5	$15.2	$21.8	$27.6	$32.8	$41.4
Third Quarter	$4.5	$10.8	$16.4	$22.3	$28.5	$33.5	$40.9
Fourth Quarter	$5.8	$11.9	$17.4	$23.5	$29.8	$32.8	$—

Total	$14	$39	$61	$85	$108	$126	$114

1                    Branches opened since January 1, 1998

2                    Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance commissions.

*                 Twelve-month growth rate

29.)         Campus Banking

At September 30, 2004

•                       Alliances with:

•                       University of Minnesota

•                       University of Michigan

•                       St. Cloud State University in MN

•                       Minnesota State University - Mankato

•                       Northern Illinois University - Dekalb

•                       Saginaw Valley State University in MI

•                       Brown College in MN

•                       Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                       89,974 total checking accounts

•                       $138.9 million in deposits

30.)         Card Revenue +12%*

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$6.0	$8.1	$10.2	$13.2	$13.5
Second Quarter	$7.1	$9.3	$11.8	$14.8	$16.0
Third Quarter	$7.5	$10.1	$12.1	$12.9	$16.3
Fourth Quarter	$8.2	$10.1	$13.1	$12.1	$—

Total	$28.8	$37.6	$47.2	$53.0	$45.8

Sales volume:	$2,025	$2,560	$3,216	$3,899	$3,457	[1]

Average off-line interchange rate:	1.53%	1.55%	1.55%	1.43%	1.41%[1]

*                      YTD (‘04 vs.’03)

1                         Year-to-date

31.)         Card Revenue

•                       One of the  largest issuers of  Visa® Classic debit cards

•                       11 million average transactions per month in 3Q04

•                       20% increase in sales volume1

•                       Interchange revenue of $16.3 million in 3Q04, an increase of 26%1

•                       Number of active accounts up 61,243, or 9%, from 3Q03

•                       Average number of transactions per month on active cards 13.6, up 7%, from 3Q03

1                    3Q04 vs. 3Q03

32.)         Small Business Checking Deposits +19%*

	12/00	12/01	12/02	12/03	9/04
	($ millions)

Small Business Checking Deposits	$253	$313	$380	$461	$537

# of accounts	69,179	79,865	91,385	102,557	111,406

*                 Twelve-month growth rate

33.)         Small Business Checking Accounts

At September 30, 2004

•                  Relationship banking offering multiple product lines to business owners

•                  $537 million in 0% interest checking account deposits

•                  Small business loans up to $50,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                  Other services - payroll services, merchant processing, brokerage accounts

•                  51,729 TCF Business Check CardsSM

34.)         New Products and Services

•                       TCF Premier Checking PlusSM

•                       TCF Miles PlusSM Card

•                       TCF Check CashingSM

•                       TCF Express CoinSM Service coin counters

•                       TCF Command ProtectionSM Plan

•                       Monthly payments

•                       Another source of fee revenue

•        Medical equipment leasing

35.)         Financial Highlights

How We Are Doing…

36.)         Diluted EPS

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004*

First Quarter									$.42	$.44
Second Quarter									$.42	$.47
Third Quarter									$.26	$.45
Fourth Quarter									$.43	$—
Total Year	$.43	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.36

*      Year-to-date

37.)         Dividend History +15%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Dividends Paid	$.15	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	[2]

Dividend payout ratio:	35%	30%	28%	35%	36%	35%	37%	37%	43%	41%[3]

10-year compounded annual growth rate 20%

Ranks 3rd of the Top 50 Banks1

*      Annual growth rate (‘04 vs. ‘03)

1       Source:  Citigate Financial Intelligence

2       Annualized, subject to Board of Directors approval

3       Year-to-date

38.)         Net Income

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$40.7	$48.2	$56.3	$60.1	$60.7
Second Quarter	$46.7	$52.0	$58.0	$60.3	$65.2
Third Quarter	$46.7	$52.9	$58.9	$36.0	$61.7
Fourth Quarter	$52.2	$54.2	$59.8	$59.5	$—

Total	$186	$207	$233	$216	$188

39.)         Net Interest Income

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$106.8	$113.8	$124.5	$122.4	$118.4
Second Quarter	$110.2	$119.3	$124.3	$119.8	$122.4
Third Quarter	$110.7	$122.4	$123.8	$119.9	$124.5
Fourth Quarter	$110.8	$125.7	$126.6	$119.1	$—

Total	$439	$481	$499	$481	$365

Net Interest Margin:	4.35%	4.51%	4.71%	4.54%	4.54	%*

*                 Year-to-date

40.)         Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2004	2003	Change
Net interest income	$365.4	$362.1	1%
Fees & other revenue:
Banking	292.6	268.0	9
Other	48.3	47.9	1
Total fees and other revenue	340.9	315.9	8
Gains on sales of securities available for sale	16.4	32.8	(50)
Gains (losses) on termination of debt	—	(44.3)	100
Gain on sale of mortgage servicing	0.7	—	N.M.
Other non-interest income	17.1	(11.5)	N.M.
Total non-interest income	358.0	304.4	18
Total revenue	723.4	666.5	9
Provision for credit losses	6.9	8.5	(19)
Non-interest expense	432.5	417.9	3
Net income	$187.6	$156.4	20

Diluted EPS	$1.36	$1.10	24
ROA	2.12%	1.76%	36	bps
ROE	26.56%	22.04%	452	bps

N.M.  Not meaningful

41.)         Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ in 000s)

		YTD 2004
	Balance	Income	%
Commercial Lending	$2,413	$21,575	11%
Consumer Lending	4,172	44,107	24
Leasing and Equipment Finance	1,267	22,814	12
Mortgage Banking	89	(546)	—
Total Power Assets®	$7,941	87,950	47

Traditional Branches (175)	$6,142	54,949	29
Supermarket Branches (244)	1,622	25,962	14
Total Power Liabilities®	$7,764	80,911	43
Total Power Assets & Liabilities		168,861	90
Equity		19,460	10
Total Power Businesses		188,321	100
Treasury Services and Other		(730)	—
Net Income		$187,591	100%

42.)         Interest Rate Risk Management

Cumulative One Year Positive Gap

	12/00	12/01	12/02	12/03	9/04
	($ millions)

Adjusted Gap	$(215)	$242	$1,110	$161	$1,135

Adjusted Gap as a % of Total Assets	(1.9)%	2.1%	9.1%	1.4%	9.5%

43.)         Securities Available for Sale and Residential Portfolios

Ending Balance

	12/00	12/01	12/02	12/03	9/04
	($ millions)

Securities available for sale portfolio*	$1,419	$1,575	$2,355	$1,524	$1,328
Residential portfolio	3,674	2,733	1,800	1,213	1,047
Total	$5,093	$4,308	$4,155	$2,737	$2,375

Rate:	7.05%	6.76%	6.25%	5.55%	5.46%

*                 Based on historical amortized cost

44.)         Industry Comparison

45.)         TCF vs. Top 50 Banks* - Return on Assets

Quarter Ended June 30, 2004

TCF FINANCIAL CORP	TCB	2.20%
U S BANCORP	USB	2.19%
MELLON FINANCIAL CORP	MEL	2.13%
FIFTH THIRD BANCORP	FITB	1.91%
SYNOVUS FINANCIAL CP	SNV	1.86%
NATIONAL CITY CORP	NCC	1.80%
NORTH FORK BANCORPORATION	NFB	1.78%
FIRST HORIZON NATIONAL CORP	FHN	1.75%
MARSHALL & ILSLEY CORP	MI	1.69%
WELLS FARGO & CO	WFC	1.68%
ASSOCIATED BANC CORP	ASBC	1.67%
PNC FINANCIAL SVCS GROUP INC	PNC	1.66%
MERCANTILE BANKSHARES CORP	MRBK	1.62%
CITY NATIONAL CORP	CYN	1.59%
CHARTER ONE FINANCIAL INC	CF	1.56%
BB&T CORP	BBT	1.55%
NATIONAL COMMERCE FINANCIAL	NCF	1.50%
BANK OF NEW YORK CO INC	BK	1.49%
COMERICA INC.	CMA	1.49%
SOUTHTRUST CORP	SOTR	1.49%
BANK ONE CORP	ONE	1.47%
UNIONBANCAL CORP	UB	1.46%
HIBERNIA CORP -CL A	HIB	1.46%
M & T BANK CORP	MTB	1.45%
COMMERCE BANCSHARES INC	CBSH	1.45%
AMSOUTH BANCORPORATION	ASO	1.41%
HUNTINGTON BANCSHARES	HBAN	1.36%
BANKNORTH GROUP INC	BNK	1.36%
REGIONS FINL CORP	RF	1.35%
BANK OF AMERICA CORP	BAC	1.34%
POPULAR INC	BPOP	1.33%
COMPASS BANCSHARES INC	CBSS	1.33%
SKY FINANCIAL GR	SKYF	1.33%
BOK FINANCIAL CORP	BOKF	1.32%
NORTHERN TRUST CORP	NTRS	1.28%
HUDSON CITY BANCORP	HCBK	1.28%
WACHOVIA CORP	WB	1.27%
CITIGROUP INC	C	1.22%
SOVEREIGN BANCORP INC	SOV	1.22%
ZIONS BANCORPORATION	ZION	1.21%
WESTCORP	WES	1.16%
SUNTRUST BANKS INC	STI	1.15%
KEYCORP	KEY	1.13%
WEBSTER FINANCIAL CORP	WBS	1.12%
COMMERCE BANCORP INC/NJ	CBH	1.03%
COLONIAL BANCGROUP	CNB	1.01%
STATE STREET CORP	STT	.98%
NEW YORK CMNTY BANCORP INC	NYB	.61%
FIRST CITIZENS	FCNCA	.53%
J P MORGAN CHASE & CO	JPM	.35%
UNION PLANTERS CORP	UPC	.15%

AVERAGE		1.39%

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

46.)         TCF vs. Top 50 Banks* - Return on Equity

Quarter Ended June 30, 2004

TCF FINANCIAL CORP	TCB	27.68%
FIRST HORIZON NATIONAL CORP	FHN	25.50%
NORTH FORK BANCORPORATION	NFB	22.92%
U S BANCORP	USB	21.90%
FIFTH THIRD BANCORP	FITB	21.00%
CHARTER ONE FINANCIAL INC	CF	20.50%
AMSOUTH BANCORPORATION	ASO	20.31%
COMMERCE BANCORP INC/NJ	CBH	19.86%
WELLS FARGO & CO	WFC	19.60%
COMPASS BANCSHARES INC	CBSS	19.17%
MELLON FINANCIAL CORP	MEL	18.90%
ASSOCIATED BANC CORP	ASBC	18.87%
POPULAR INC	BPOP	18.79%
BANK ONE CORP	ONE	18.70%
BANK OF AMERICA CORP	BAC	18.53%
HUNTINGTON BANCSHARES	HBAN	18.40%
MERCANTILE BANKSHARES CORP	MRBK	18.14%
MARSHALL & ILSLEY CORP	MI	17.92%
SOUTHTRUST CORP	SOTR	17.75%
SYNOVUS FINANCIAL CP	SNV	17.60%
PNC FINANCIAL SVCS GROUP INC	PNC	17.41%
WESTCORP	WES	17.36%
BANK OF NEW YORK CO INC	BK	17.14%
CITY NATIONAL CORP	CYN	17.07%
HUDSON CITY BANCORP	HCBK	16.98%
NORTHERN TRUST CORP	NTRS	16.91%
CITIGROUP INC	C	16.69%
HIBERNIA CORP -CL A	HIB	16.11%
STATE STREET CORP	STT	15.70%
WACHOVIA CORP	WB	15.49%
SOVEREIGN BANCORP INC	SOV	15.36%
COMERICA INC.	CMA	15.35%
SKY FINANCIAL GR	SKYF	15.25%
REGIONS FINL CORP	RF	15.04%
J P MORGAN CHASE & CO	JPM	15.00%
UNIONBANCAL CORP	UB	14.81%
SUNTRUST BANKS INC	STI	14.39%
BOK FINANCIAL CORP	BOKF	14.36%
COMMERCE BANCSHARES INC	CBSH	14.09%
BB&T CORP	BBT	14.07%
COLONIAL BANCGROUP	CNB	14.04%
KEYCORP	KEY	13.97%
ZIONS BANCORPORATION	ZION	13.93%
BANKNORTH GROUP INC	BNK	13.54%
NATIONAL CITY CORP	NCC	13.41%
WEBSTER FINANCIAL CORP	WBS	13.40%
M & T BANK CORP	MTB	13.12%
NATIONAL COMMERCE FINANCIAL	NCF	12.77%
FIRST CITIZENS	FCNCA	6.42%
NEW YORK CMNTY BANCORP INC	NYB	5.48%
UNION PLANTERS CORP	UPC	1.57%

AVERAGE		16.44%

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

47.)         TCF vs. Top 50 Banks* - Net Charge-Offs

Six Months Ended June 30, 2004

NEW YORK CMNTY BANCORP INC	NYB	—%
HUDSON CITY BANCORP	HCBK	—%
NORTHERN TRUST CORP	NTRS	.01%
CITY NATIONAL CORP	CYN	.02%
MERCANTILE BANKSHARES CORP	MRBK	.04%
TCF FINANCIAL CORP	TCB	.06%
MARSHALL & ILSLEY CORP	MI	.08%
WEBSTER FINANCIAL CORP	WBS	.10%
NORTH FORK BANCORPORATION	NFB	.12%
WACHOVIA CORP	WB	.14%
UNIONBANCAL CORP	UB	.17%
ZIONS BANCORPORATION	ZION	.17%
SYNOVUS FINANCIAL CP	SNV	.19%
COMMERCE BANCORP INC/NJ	CBH	.19%
BANKNORTH GROUP INC	BNK	.20%
ASSOCIATED BANC CORP	ASBC	.21%
M & T BANK CORP	MTB	.21%
COLONIAL BANCGROUP	CNB	.22%
CHARTER ONE FINANCIAL INC	CF	.23%
SUNTRUST BANKS INC	STI	.24%
REGIONS FINL CORP	RF	.25%
NATIONAL COMMERCE FINANCIAL	NCF	.25%
FIRST CITIZENS	FCNCA	.27%
BANK OF NEW YORK CO INC	BK	.28%
BOK FINANCIAL CORP	BOKF	.29%
FIRST HORIZON NATIONAL CORP	FHN	.31%
SOUTHTRUST CORP	SOTR	.31%
HIBERNIA CORP	HIB	.33%
NATIONAL CITY CORP	NCC	.35%
BB&T CORP	BBT	.36%
AMSOUTH BANCORPORATION	ASO	.36%
SKY FINANCIAL GR	SKYF	.37%
HUNTINGTON BANCSHARES	HBAN	.38%
COMMERCE BANCSHARES INC (KC)	CBSH	.46%
SOVEREIGN BANCORP INC	SOV	.47%
FIFTH THIRD BANCORP	FITB	.48%
COMMERCIAL FEDERAL CORP	CFB	.48%
PNC FINANCIAL SVCS GROUP INC	PNC	.48%
COMPASS BANCSHARES INC	CBSS	.53%
BANK ONE CORP	ONE	.59%
WELLS FARGO & CO	WFC	.61%
COMERICA INC.	CMA	.63%
POPULAR INC	BPOP	.65%
KEYCORP	KEY	.71%
BANK OF AMERICA CORP	BAC	.71%
U S BANCORP	USB	.73%
J P MORGAN CHASE & CO	JPM	.75%
UNION PLANTERS CORP	UPC	1.01%
CITIGROUP INC	C	1.86%
WESTCORP	WES	1.90%

WEIGHTED AVERAGE		.73%

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

48.)         TCF vs. Top 50 Banks* - Loan Loss Coverage

Quarter Ended June 30, 2004

(Multiple)

HUDSON CITY BANCORP	HCBK	1927.9	X
NORTHERN TRUST CORP	NTRS	88.7	X
CITY NATIONAL CORP	CYN	86.1	X
MERCANTILE BANKSHARES CORP	MRBK	47.0	X
MARSHALL & ILSLEY CORP	MI	18.0	X
TCF FINANCIAL CORP	TCB	15.3	X
WEBSTER FINANCIAL CORP	WBS	14.0	X
UNIONBANCAL CORP	UB	11.2	X
WACHOVIA CORP	WB	9.7	X
NORTH FORK BANCORPORATION	NFB	8.7	X
ASSOCIATED BANC CORP	ASBC	8.3	X
COMMERCE BANCORP INC/NJ	CBH	8.2	X
M & T BANK CORP	MTB	8.0	X
SYNOVUS FINANCIAL CP	SNV	7.6	X
ZIONS BANCORPORATION	ZION	7.6	X
BANKNORTH GROUP INC	BNK	7.1	X
BOK FINANCIAL CORP	BOKF	6.0	X
BANK OF NEW YORK CO INC	BK	5.9	X
COLONIAL BANCGROUP	CNB	5.7	X
REGIONS FINL CORP	RF	5.5	X
FIRST CITIZENS	FCNCA	5.3	X
CHARTER ONE FINANCIAL INC	CF	5.3	X
NATIONAL COMMERCE FINANCIAL	NCF	5.3	X
HIBERNIA CORP	HIB	5.1	X
SUNTRUST BANKS INC	STI	4.9	X
SOUTHTRUST CORP	SOTR	4.6	X
NATIONAL CITY CORP	NCC	4.0	X
SKY FINANCIAL GR	SKYF	3.7	X
COMMERCE BANCSHARES INC (KC)	CBSH	3.6	X
BB&T CORP	BBT	3.6	X
FIRST HORIZON NATIONAL CORP	FHN	3.5	X
AMSOUTH BANCORPORATION	ASO	3.5	X
HUNTINGTON BANCSHARES	HBAN	3.5	X
PNC FINANCIAL SVCS GROUP INC	PNC	3.4	X
BANK ONE CORP	ONE	3.2	X
FIFTH THIRD BANCORP	FITB	3.1	X
COMERICA INC.	CMA	3.0	X
KEYCORP	KEY	3.0	X
BANK OF AMERICA CORP	BAC	2.8	X
POPULAR INC	BPOP	2.8	X
SOVEREIGN BANCORP INC	SOV	2.7	X
COMPASS BANCSHARES INC	CBSS	2.7	X
U S BANCORP	USB	2.6	X
COMMERCIAL FEDERAL CORP	CFB	2.6	X
WELLS FARGO & CO	WFC	2.5	X
J P MORGAN CHASE & CO	JPM	2.4	X
WESTCORP	WES	1.4	X
CITIGROUP INC	C	1.4	X
UNION PLANTERS CORP	UPC	1.4	X

WEIGHTED AVERAGE		2.44	X

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

49.)         TCF vs. Top 50 Banks* - Net Interest Margin

Quarter Ended June 30, 2004

WESTCORP	WES	5.02%
WELLS FARGO & CO	WFC	4.83%
TCF FINANCIAL CORP	TCB	4.53%
CITY NATIONAL CORP	CYN	4.49%
COMMERCE BANCORP INC/NJ	CBH	4.29%
U S BANCORP	USB	4.28%
NATIONAL CITY CORP	NCC	4.26%
NORTH FORK BANCORPORATION	NFB	4.26%
SYNOVUS FINANCIAL CP	SNV	4.24%
MERCANTILE BANKSHARES CORP	MRBK	4.24%
ZIONS BANCORPORATION	ZION	4.20%
BB&T CORP	BBT	4.02%
HIBERNIA CORP -CL A	HIB	4.00%
UNIONBANCAL CORP	UB	3.98%
COMMERCE BANCSHARES INC	CBSH	3.85%
NATIONAL COMMERCE FINANCIAL	NCF	3.84%
NEW YORK CMNTY BANCORP INC	NYB	3.83%
ASSOCIATED BANC CORP	ASBC	3.80%
COMERICA INC.	CMA	3.77%
POPULAR INC	BPOP	3.77%
SKY FINANCIAL GR	SKYF	3.69%
M & T BANK CORP	MTB	3.67%
BANKNORTH GROUP INC	BNK	3.66%
UNION PLANTERS CORP	UPC	3.65%
MARSHALL & ILSLEY CORP	MI	3.61%
COLONIAL BANCGROUP	CNB	3.61%
COMPASS BANCSHARES INC	CBSS	3.58%
KEYCORP	KEY	3.57%
FIFTH THIRD BANCORP	FITB	3.54%
REGIONS FINL CORP	RF	3.53%
SOUTHTRUST CORP	SOTR	3.51%
BOK FINANCIAL CORP	BOKF	3.46%
AMSOUTH BANCORPORATION	ASO	3.44%
WACHOVIA CORP	WB	3.37%
FIRST CITIZENS	FCNCA	3.33%
FIRST HORIZON NATIONAL CORP	FHN	3.32%
HUNTINGTON BANCSHARES	HBAN	3.32%
BANK ONE CORP	ONE	3.30%
BANK OF AMERICA CORP	BAC	3.26%
SOVEREIGN BANCORP INC	SOV	3.25%
PNC FINANCIAL SVCS GROUP INC	PNC	3.18%
SUNTRUST BANKS INC	STI	3.13%
CHARTER ONE FINANCIAL INC	CF	3.08%
WEBSTER FINANCIAL CORP	WBS	3.02%
CITIGROUP INC	C	2.69%
HUDSON CITY BANCORP	HCBK	2.65%
MELLON FINANCIAL CORP	MEL	2.24%
J P MORGAN CHASE & CO	JPM	2.19%
BANK OF NEW YORK CO INC	BK	2.08%
NORTHERN TRUST CORP	NTRS	1.60%
STATE STREET CORP	STT	1.13%

AVERAGE		3.53%

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

50.)         TCF vs. Top 50 Banks* - Price/Est. Forward EPS

Quarter Ended June 30, 2004

(Multiple)

HUDSON CITY BANCORP	HCBK	23.06	X
STATE STREET CORP	STT	16.24	X
NORTHERN TRUST CORP	NTRS	16.20	X
SYNOVUS FINANCIAL CP	SNV	15.92	X
NATIONAL COMMERCE FINANCIAL	NCF	15.70	X
SOUTHTRUST CORP	SOTR	15.52	X
FIFTH THIRD BANCORP	FITB	14.98	X
MERCANTILE BANKSHARES CORP	MRBK	14.50	X
COMMERCE BANCORP INC/NJ	CBH	14.48	X
CITY NATIONAL CORP	CYN	14.34	X
MELLON FINANCIAL CORP	MEL	14.10	X
CHARTER ONE FINANCIAL INC	CF	13.85	X
TCF FINANCIAL CORP	TCB	13.85	X
BANK OF NEW YORK CO INC	BK	13.52	X
COMPASS BANCSHARES INC	CBSS	13.48	X
COMMERCE BANCSHARES INC	CBSH	13.32	X
MARSHALL & ILSLEY CORP	MI	13.12	X
M & T BANK CORP	MTB	13.03	X
BOK FINANCIAL CORP	BOKF	12.79	X
COLONIAL BANCGROUP	CNB	12.71	X
BANKNORTH GROUP INC	BNK	12.59	X
AMSOUTH BANCORPORATION	ASO	12.55	X
ZIONS BANCORPORATION	ZION	12.36	X
ASSOCIATED BANC CORP	ASBC	12.35	X
WELLS FARGO & CO	WFC	12.31	X
SKY FINANCIAL GR	SKYF	12.30	X
HUNTINGTON BANCSHARES	HBAN	12.29	X
COMERICA INC.	CMA	12.22	X
HIBERNIA CORP -CL A	HIB	12.03	X
PNC FINANCIAL SVCS GROUP INC	PNC	11.95	X
KEYCORP	KEY	11.86	X
BB&T CORP	BBT	11.85	X
UNIONBANCAL CORP	UB	11.85	X
SUNTRUST BANKS INC	STI	11.77	X
NEW YORK CMNTY BANCORP INC	NYB	11.68	X
SOVEREIGN BANCORP INC	SOV	11.63	X
U S BANCORP	USB	11.48	X
WEBSTER FINANCIAL CORP	WBS	11.36	X
REGIONS FINL CORP	RF	11.34	X
FIRST HORIZON NATIONAL CORP	FHN	10.96	X
J P MORGAN CHASE & CO	JPM	10.95	X
NORTH FORK BANCORPORATION	NFB	10.93	X
POPULAR INC	BPOP	10.69	X
WACHOVIA CORP	WB	10.62	X
CITIGROUP INC	C	10.57	X
BANK OF AMERICA CORP	BAC	10.52	X
NATIONAL CITY CORP	NCC	10.51	X
WESTCORP	WES	9.99	X

AVERAGE		12.88	X

*                 Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

51.)         Total Market Returns*

At September 30, 2004

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	29.80%	12.45%	19.33%	22.86%
S&P MidCap Index	17.55%	12.41%	10.50%	14.48%
S&P Bank Composite	16.88%	7.72%	5.71%	12.58%
Dow Jones Industrial Average	10.92%	6.59%	1.38%	12.25%
S&P 500 Index	13.87%	4.04%	(1.31)%	11.08%
US Bancorp	26.36%	13.67%	6.22%	23.82%
Wells Fargo & Company	19.48%	13.29%	11.20%	19.92%
Fifth Third Bancorp	(9.30)%	(5.33)%	5.74%	18.90%

*                 Assumes dividend reinvestment

Source:  SIT Investment Associates, Inc.

52.)         Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and  forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks,etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches;  changes in accounting policies and guidelines, or monetary, fiscal or tax policies of the federal or state governments; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or a bankruptcy filing by Delta Airlines, the lessee under a leveraged lease in which TCF holds an equity interest; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage banking business, which could adversely affect earnings; and results of litigation or other significant uncertainties. Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

53.)

NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Dec-93	$4.25	$.09
Dec-94	$5.16	$.13
Dec-95	$8.28	$.15
Dec-96	$10.88	$.18
Dec-97	$16.97	$.23
Dec-98	$12.09	$.31
Dec-99	$12.44	$.36
Dec-00	$22.28	$.41
Dec-01	$23.99	$.50
Dec-02	$21.85	$.58
Dec-03	$25.68	$.65
Sep-04	$30.29	$.75	(annualized)

54.)

Appendix

55.)

Risk Based Capital

	12/00	12/01	12/02	12/03	9/04
	($millions)

Actual	$826	$834	$851	$842	$962
Minimum Requirement	$570	$593	$622	$628	$685
Well Capitalized Requirement	$712	$741	$777	$785	$856

Tier 1:	10.66%	10.24%	9.96%	9.75%	9.43%
Total:	11.59%	11.26%	10.95%	10.73%	11.23%
Excess:	$113.5	$93.2	$73.6	$57.4	$105.1

56.)

Leasing and Equipment Finance

Power Assets®

($ 000s)

	9/30/04	12/31/03	Change
Manufacturing	$237,954	$198,321	$39,633
Technology and data processing	231,245	249,515	(18,270)
Specialty vehicles	224,770	225,073	(303)
Construction	168,686	133,104	35,582
Medical	147,744	33,462	114,282
Trucks and trailers	76,027	89,262	(13,235)
Furniture and fixtures	55,916	54,052	1,864
Printing	42,027	38,977	3,050
Material handling	30,979	27,111	3,868
Aircraft	22,649	23,965	(1,316)
Other	90,119	87,555	2,564
Total	$1,328,116	$1,160,397	$167,719

57.)

Leasing and Equipment Finance

Summary of Operations

($ 000s)

For the Nine Months Ended September 30:	2004	2003	Change
Net interest income	$41,055	$33,557	$7,498
Provision for credit losses	4,807	6,259	(1,452)
Non-interest income	29,649	35,716	(6,067)
Non-interest expense	30,739	30,391	348
Pre-tax income	35,158	32,623	2,535
Income tax expense	12,344	12,026	318
Net Income	$22,814	$20,597	$2,217

ROA	2.29%	2.45%

58.)

Leasing and Equipment Finance

Credit Quality

Over 30-day delinquency as a percentage of portfolio at:	9/30/04	12/31/04
Middle market	.49%	.88%
Winthrop	.03	1.14
Wholesale	.07	.29
Small ticket	.87	.56
Leveraged leases	—	—
Subtotal	.44	.81
Truck and trailer	5.04	3.66
Total	.54	.93

59.)         Net Charge-offs by Business Line

($ 000s)

	2000	2001	2002	2003	YTD 2004

Consumer	.12%	.13%	.15%	.10%	.08%
Commercial real estate	(.02)	—	.12	.07	.03
Commercial business	(.15)	.06	1.35	.18	.03
Leasing and equipment finance	.33	1.00	.80	.69	.34
Residential real estate	—	—	—	.01	.01
Total	.05	.15	.25	.16	.10

*                 Annualized

60.)         Return to Shareholders1 +23%*

	Index Value
Period Ending	9/30/94	9/30/95	9/30/96	9/30/97	9/30/98	9/30/99	9/30/00	9/30/01	9/30/02	9/30/03	9/30/04
	($)

TCF Financial Corporation	$100.00	$151.85	$200.24	$317.11	$219.89	$324.76	$441.17	$552.69	$519.94	$606.63	$787.40
S&P 500	$100.00	$129.93	$156.35	$219.86	$240.56	$307.12	$349.57	$256.27	$203.79	$253.94	$289.24
SNL All Bank & Thrift Index	$100.00	$135.15	$176.33	$280.28	$270.26	$306.57	$357.62	$353.50	$336.27	$432.13	$504.56

1           Assumes $100 invested September 30, 1994 with dividends reinvested

*          Annualized return since 9/30/94

Source:  SNL Securities LC

61.)         Reconciliation of GAAP to Non-GAAP Measures1

For the Nine Months Ended September 30, 2004

Computation of Return on Equity (ROE):
Net income, as reported	$187,591

Average stockholders’ equity, as reported	$941,886

Return on equity	26.56%

Computation of Return on Tangible Equity (ROTE):
Net income	$187,591
Amortization of depost based intangibles, net of any related tax effect	1,234

Net income, adjusted	$188,825

Average Stockholders’ equity	$941,886
Average goodwill	(150,632)
Average deposit base intangible	(5,279)

Average tangible equity	$785,975

Return on tangible equity (ROTE)	32.03%

1                    In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet.  This allows management to review core operating results and core capital position of the Company.  This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calcuation of risk-based capital ratios.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

Total fees associated with usage of retail and small business checking accounts divided by the average number of retail and small business checking accounts.

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.